IXIS ADVISOR FUNDS

Supplement dated June 14, 2007 to the IXIS Advisor Funds Statement of Additional Information - Part II, dated February 1, 2007, as may be revised or supplemented from time to time.

Effective immediately, the following paragraph is added under the heading “Warrants and Rights” in the sub-section “Types of Securities” within the section “Investment Strategies and Risks”:

The Loomis Sayles Global Markets Fund may invest in Low Exercise Price Call Warrants, which are equity call warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue. Low exercise price call warrants are typically used to gain exposure to stocks in difficult to access local markets. The warrants typically have a strike price set such that the value of the warrants will be identical to the price of the underlying stock. The value of the warrants is correlated with the value of the underlying stock price and therefore, the risk and return profile of the warrants is similar to owning the underlying securities. In addition, the owner of the warrant is subject to the risk that the issuer of the warrant (i.e., the counterparty) will default on its obligations under the warrant. The warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, the warrants are not exchangeable into shares of the underlying stock. Low exercise price call warrants are typically sold in private placement transactions, may be illiquid, and may be classified as derivative instruments.

SP353-0607